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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 14, 1998, appearing on page F2 of the BI Incorporated Annual Report on Form 10-K for the year ended June 30, 1999.


PRICEWATERHOUSECOOPERS LLP

Broomfield, Colorado
January 28, 2000